INCOME
                                                                          GROWTH
                                                                           TRUST

                                [GRAPHIC OMITTED]

          FROM OUR FAMILY TO YOURS: THE INTELLEGENT CREATION OF WEALTH


                               SEMIANNUAL REPORT
                     (Unaudited) and Investment Performance
                     Review for the Six-Month Period Ended
                                 March 31, 1999


                                     [LOGO]

                                    HERITAGE

                             ----------------------
                                 Income-Growth
                                    Trust(TM)
                             ----------------------

                                                                    May 18, 1999


Dear Fellow Shareholders:


     I am pleased to provide you with the semiannual report for the Heritage Income-Growth Trust (the "Fund") for the six month period ended March 31, 1999. During this period, the stock market, as measured by the market capitalization-weighted Standard & Poor's 500 Composite Stock Price Index (S&P
500), continued to move steadily higher, advancing by 18.47%. However, as we discussed in our most recent annual report, the S&P 500 return at times is not very reflective of the performance of the broad equity market performance. For your Fund's semiannual period, the unweighted return of the Value Line Composite Index of 1600 stocks actually declined by nearly 18%. Your Fund's returns for the semiannual period were +8.43%, +8.02% and +8.02% for the Class A, B and C shares, respectively.*


     In addition to the continuing dominance of large capitalization stocks over small capitalization stocks, "growth" stocks continued to outperform "value" stocks during your Fund's semiannual period. As portfolio managers Lou Kirschbaum and David Blount discuss in the letter that follows, your Fund's focus on income-producing securities led to an increasing emphasis on value stocks, which tend to pay higher dividends than do growth stocks. In the six weeks since the end of March, the market has shown indications of broadening to favor small cap and value stocks while the large cap growth sector has experienced a minor correction. Over the long-term, investors in Heritage Income-Growth Trust have participated in the appreciation of the recent long-term bull market while enjoying significantly less volatility than the market as a whole. On the volatility side, your Fund continues to have a Beta (a measure of a portfolio's volatility relative to the overall market) of .59 according to Morningstar, Inc. while your Fund's peer group has an average Beta of .91. The Beta for the S&P 500 is 1.00.

     The average annualized performance for your Fund's shares as of March 31, 1999 is given below:

               ONE YEAR     THREE YEAR     FIVE YEAR     TEN YEAR      LIFE OF CLASS
               --------     -----------    ----------    --------      -------------
  Class A       -7.72%         +12.96%       +14.93%      +12.09%        10.60%(1)
  Class B       -7.67%             --            --           --         -0.40%(2)
  Class C       -3.85%         +13.94%           --           --         17.22%(3)

----------
(1) Inception date December 17, 1986
(2) Inception date January 2, 1998
(3) Inception date April 3, 1995

     All of these results are calculated net of annual fund expenses and maximum front end or contingent deferred sales charges.

     Thank you for your continuing investment in Heritage Income-Growth Trust. If there are any ideas you would like to share with us about how we could better serve you, please call us at (800) 709-3863.

                                        Sincerely,

                                        /s/ STEPHEN G. HILL
                                        -------------------
                                        Stephen G. Hill
                                        President

----------
* Calculated without the imposition of either front-end or contingent deferred sales charges.

                                                                    May 18, 1999


Dear Fellow Shareholders:


     The bear market is nearly a year old. Though this is not the way most observers would characterize the STOCK MARKET'S behavior in the past 12 months, clearly it describes the way most STOCKS have behaved.

     We are witnessing a disconnect of historic proportion between the Standard & Poor's 500 Composite Stock Price Index (S&P 500 or Index), and the vast body of publicly traded stocks. Indeed, more than three-quarters of the stocks in the S&P 500 have lagged the Index itself by 15% or more over the past 12 months.

     Earnings expectations have been the principal differentiating factor between the "haves" and "have-nots" (though some observers suggest it is size, as measured by market capitalization, which really matters). The best performing stocks (setting aside Internet stocks) have been companies that are enjoying growth in both units (I.E., volume) and profit margins.

     The list of stocks that are surpassing the Index is getting shorter and shorter. This has been commented on ad nauseam, but one wonders who is paying heed. Manifestations of complacency show up in the enormous valuation disparity between the handful of earnings growth leaders and most of the rest of the market. The "growth" vs. "value" contest has been almost entirely one-sided for about a year and a half.

     Eagle's orientation toward income-producing investments has driven our stock selection increasingly toward the value side of the street in the past year or so. To a large extent, this has not been a rewarding path. In addition, convertible securities and Real Estate Investment Trusts (REITs), which form the nucleus of our defensive efforts, have failed to perform well over the past year. This isn't all bad; several convertible holdings have been among our strongest performers. But the REITs have been acting like other small cap stocks (I.E., dreadfully). Recent trends in the convertible securities market are not encouraging new investment in this sector, except on an unusually selective basis.

     Looking at performance, the past year produced an unusual disparity between a small number of large capitalization growth stocks that powered the S&P 500 higher, and nearly everything else. For example, the market cap-weighted S&P 500 gained 18.5% in the 12 months ending March 31, 1999. The much broader (1600 stocks) and unweighted Value Line Composite Index was DOWN 17.5% during the same period. The Income-Growth Trust performance fell slightly below the midpoint between these extremes.

     Leading positive contributors among common stocks in the Trust's portfolio were Intimate Brands, Omnicom, Alltel, and American Home Products. What these stocks have in common is accelerating earnings momentum, as one might expect. There were two standout performers among convertible securities in the Trust's portfolio: Houston Industries exchangeable preferred shares (driven by Time Warner common stock, into which they are convertible) and Mediaone Group preferred stock (exchangeable for Airtouch Communications common shares). In both cases the underlying common shares were driven higher by accelerating growth and increasing valuations among telecommunications companies.

     On the down side, earnings disappointments hurt the performance of several holdings, including Harsco and MCN Energy. Several stocks were weak, though, in spite of consistently good operating results. Heinz is notable among these; indeed, not only has the company met earnings expectations but an ongoing restructuring promises to produce improving profitability in the future. Also in the category of stocks that underperformed while the companies themselves met every expectation were the Trust's REIT holdings, both individually and as a group.

     What might move investment flows in the direction of low valuations and away from high sustained growth? Improving economic conditions in the Far East and Latin America might help. So too would a few more dropouts among the growth stock leadership, which might force investors to put a greater emphasis on underlying values. Recent earnings difficulty reported by Coca-Cola and Gillette may be precursors of a broader trend among multinational growth stocks.

     In the meantime, we are continuing to emphasize discounted valuations and rising dividend streams in our stock selection process. We don't know when defensive investing will come into vogue again, but we expect our discipline will stand us in good stead when it does.

Sincerely,


/s/ LOU KIRSCHBAUM                         /s/ DAVID BLOUNT
------------------                         ----------------
Lou Kirschbaum                             David Blount
Senior Vice President                      Vice President
Eagle Asset Management, Inc.               Eagle Asset Management, Inc.
Portfolio Manager, Income-Growth Trust     Portfolio Manager, Income-Growth
                                           Trust

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------


                                                         MARKET
  SHARES                                                 VALUE
-----------                                          -------------

COMMON STOCKS--72.2%(a)
-----------------------
  ADVERTISING/COMMUNICATIONS--3.4%
  --------------------------------
   45,000   Omnicom Group, Inc. ...................    $3,597,188
                                                       ----------
  BANKING--5.0%
  -------------
   10,000   BankAmerica Corporation ...............       706,250
   15,100   Jefferson-Pilot Corporation,
            ACES ..................................     1,766,700
   40,000   Mellon Bank Corporation ...............     2,815,000
                                                       ----------
                                                        5,287,950
                                                       ----------
  BEVERAGES--1.5%
  ---------------
   40,000   PepsiCo, Inc. .........................     1,567,500
                                                       ----------
  CONGLOMERATES/DIVERSIFIED--0.8%
  -------------------------------
   35,000   Harsco Corporation(b) .................       881,563
                                                       ----------
  ELECTRONICS/ELECTRIC--2.8%
  --------------------------
   26,800   General Electric Company ..............     2,964,750
                                                       ----------
  FINANCE--2.4%
  -------------
   12,000   American Express Company ..............     1,410,000
   18,600   Freddie Mac ...........................     1,062,525
                                                       ----------
                                                        2,472,525
                                                       ----------
  FOOD--4.0%
  ----------
   37,000   H.J. Heinz Company ....................     1,752,875
   92,000   Sysco Corporation .....................     2,420,750
                                                       ----------
                                                        4,173,625
                                                       ----------
  INSURANCE--2.0%
  ---------------
   51,000   SAFECO Corporation ....................     2,062,312
                                                       ----------
  INVESTMENT COMPANY--0.9%
  ------------------------
   52,446   Security Capital
            Preferred Growth(c) ...................       953,475
                                                       ----------
  MANUFACTURING/DISTRIBUTIONS--0.8%
  ---------------------------------
   50,900   Pall Corporation ......................       843,031
                                                       ----------
  OIL & GAS--9.4%
  ---------------
   45,000   Ashland, Inc. .........................     1,842,187
  227,308   British Petroleum Company,
            PLC, Sponsored ADR ....................     2,756,401
   20,000   MCN Energy Group, Inc. ................       321,250
   30,000   Mobil Corporation .....................     2,640,000
   45,000   Royal Dutch Petroleum
            Company, NY Shares,
            Sponsored ADR .........................     2,340,000
                                                       ----------
                                                        9,899,838
                                                       ----------






  PHARMACEUTICAL--11.6%
  ---------------------
      47,000  American Home
              Products Corporation ...................  3,066,750
      30,000  Bristol-Myers Squibb Company ...........  1,929,375
      30,000  Merck & Company(b) .....................  2,405,625
      54,000  Schering-Plough Corporation ............  2,986,876
      27,000  Warner-Lambert Company(b) ..............  1,787,062
                                                       ----------
                                                       12,175,688
                                                       ----------
  REAL ESTATE INVESTMENT TRUST--6.7%
  ----------------------------------
      45,000  Boston Properties Inc. .................  1,423,125
      60,000  Centertrust Retail
              Properties, Inc. .......................    690,000
      37,000  Health Care Property
              Investors, Inc. ........................  1,063,750
      53,900  Public Storage, Inc. ...................  1,347,500
      63,800  Simon Property Group, Inc. .............  1,750,512
      25,000  Sun Communities, Inc. ..................    793,750
                                                        ---------
                                                        7,068,637
                                                        ---------
  RETAIL STORES--3.4%
  -------------------
      75,000  Intimate Brands, Inc.(b) ...............  3,609,375
                                                        ---------
  TELECOMMUNICATIONS--6.0%
  ------------------------
      55,000  ALLtel Corporation .....................  3,430,625
      47,500  GTE Corporation ........................  2,873,750
                                                        ---------
                                                        6,304,375
                                                        ---------
  TOBACCO--0.9%
  -------------
      25,500  Phillip Morris Companies, Inc. .........    897,281
                                                        ---------
  UTILITIES-ELECTRIC--4.3%
  ------------------------
      58,000  Florida Progress Corporation ...........  2,189,500
      65,000  Sierra Pacific Resources ...............  2,287,188
                                                        ---------
                                                        4,476,688
                                                        ---------
  UTILITIES-GAS--4.1%
  -------------------
      92,000  UGI Corporation ........................  1,535,250
      86,000  Wicor, Inc. ............................  1,741,500
      25,000  Williams Companies, Inc. ...............    987,500
                                                        ---------
                                                        4,264,250
                                                        ---------
  UTILITIES-WATER--2.2%
  ---------------------
      79,000  American Water Works
              Company, Inc. ..........................  2,295,938
                                                        ---------
Total Common Stocks
  (cost $61,635,709)................................   75,795,989
                                                       ----------


  PRINCIPAL                                               MARKET
   AMOUNT                                                 VALUE
-------------                                        ---------------

CONVERTIBLE BONDS--5.2%(a)
--------------------------
  AUTO PARTS/EQUIPMENT--2.4%
  --------------------------
  $2,570,000  Magna International, Inc.,
              4.875%, 02/15/05 .......................  2,566,788
                                                        ---------
  CONGLOMERATES/DIVERSIFIED--1.1%
  -------------------------------
   1,250,000  Thermo Electron Corporation,
              4.25%, 01/01/03 ........................  1,110,937
                                                        ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                                MARCH 31, 1999
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------


   PRINCIPAL                                         MARKET
    AMOUNT                                           VALUE
---------------                                   --------------

CONVERTIBLE BONDS (CONTINUED)
-----------------------------
  SERVICES--1.7%
  --------------
  $1,800,000    Interim Services, Inc.,
                4.5% 06/01/05 ......................  $ 1,372,500
     500,000    Personnel Group of America,
                5.75%, 07/01/04 ....................      369,375
                                                      -----------
                                                        1,741,875
                                                      -----------
Total Convertible Bonds
  (cost $6,196,312)...............................      5,419,600
                                                      -----------
CONVERTIBLE PREFERRED STOCKS--18.5%(a)
--------------------------------------
  BROADCASTING--0.6%
  ------------------
      60,000    Triathlon Broadcasting Company,
                Series "A", 9.0% ...................      630,000
                                                      -----------
  COSMETICS/TOILETRIES--0.5%
  --------------------------
       6,000    Estee Lauder TRACES, 6.25% .........      541,875
                                                      -----------
  DATA PROCESSING--2.8%
  ---------------------
      30,000    Microsoft Corporation, $2.20........    2,955,000
                                                      -----------
  FOOD--1.7%
  ----------
      40,500    Ralston Purina Company, 7.0% .......    1,822,500
                                                      -----------
  FOOD SERVING--2.4%
  ------------------
      42,000    Wendy's Financing, Series "A",
                5.0% ...............................    2,530,500
                                                      -----------
  OIL & GAS--1.2%
  ---------------
      40,000    MCN Financing III, 8.0% ............    1,282,500
                                                      -----------
  RETAIL STORES--2.3%
  -------------------
      40,000    Kmart Financing Corporation,
                7.75% ..............................    2,420,000
                                                      -----------
  TELECOMMUNICATIONS--2.3%
  ------------------------
      29,000    Mediaone Group, 6.25% ..............    2,399,750
                                                      -----------
  UTILITIES-ELECTRIC--3.2%
  ------------------------
      28,000     Houston Industries, Inc., 7.0%.....    3,374,000
                                                      -----------
  UTILITIES-GAS--1.5%
  -------------------
       8,200    Williams Companies, Inc., $3.50.....    1,527,250
                                                      -----------
Total Convertible Preferred Stocks
  (cost $16,412,729)..............................     19,483,375
                                                      -----------
Total Investment Portfolio excluding
  repurchase agreement and covered call
  options written (cost $84,244,750)..............    100,698,964
                                                      -----------




REPURCHASE AGREEMENT--4.1%(a)
-----------------------------
Repurchase Agreement with State Street
   Bank and Trust Company, dated March
   31, 1999 @ 4.78% to be repurchased at
   $4,256,565 on April 1, 1999, collateralized
   by $3,915,000 United States Treasury
   Bonds, 6.5% due November 15, 2026,
   (market value $4,342,767 including
   interest) (cost $4,256,000)......................    4,256,000
                                                        ---------
TOTAL INVESTMENT PORTFOLIO EXCLUDING
  COVERED CALL OPTIONS WRITTEN
  (cost $88,500,750)(b), 100.0%(a)..................  104,954,964
                                                      -----------


                                                         MARKET
   SHARES                                                VALUE
  --------                                           -------------

COVERED CALL OPTIONS WRITTEN--(0.1%)(a)*
----------------------------------------
      10,000      Harsco Corporation,
                  April 1999 @ 30 ..................        (2,500)
       2,000      Intimate Brands, Inc.,
                  April 1999 @ 45 ..................        (8,000)
      10,000      Merck & Company, Inc.,
                  April 1999 @ 72.5 ................       (83,750)
       9,000      Warner-Lambert Company,
                  April 1999 @ 75 ..................        (2,250)
                                                      ------------
TOTAL COVERED CALL OPTIONS WRITTEN
  (premium received $91,207)(d) (0.1%)(a)...........       (96,500)
OTHER ASSETS AND LIABILITIES, NET, 0.1%(a) .........       132,408
                                                      ------------
NET ASSETS, 100.0% .................................  $104,990,872
                                                      ============
----------
 * Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) A portion of these shares were held by the custodian in connection with covered call options written.
(c) Private placement securities are fair valued according to procedures adopted by the Board of Trustees.
(d) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $16,448,921, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $21,980,546 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $5,531,625.

ACES   -- Adjustable Convertible Extendable Securities
ADR    -- American Depository Receipt
TRACES -- Trust Automatic Common Exchangeable
          Securities

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------


Assets
------
Investments, at market value (identified cost $84,244,750) (Note 1)......................                $100,698,964
Repurchase agreement (identified cost $4,256,000) (Note 1)...............................                   4,256,000
Cash ....................................................................................                         334
Receivables:
 Fund shares sold .......................................................................                     177,509
 Dividends and interest .................................................................                     303,682
Deferred state qualification expenses (Note 1) ..........................................                      22,315
Prepaid insurance (Note 1) ..............................................................                       5,198
                                                                                                         ------------
     Total assets .......................................................................                 105,464,002

Liabilities
-----------

Payables (Note 4):
 Fund shares redeemed ...................................................................  $189,708
 Accrued management fee .................................................................    69,985
 Accrued distribution fee ...............................................................    46,677
 Other accrued expenses .................................................................    70,260
Covered call options written, at market value (premiums received $91,207) (Notes 1 and 3)    96,500
                                                                                           --------
     Total liabilities ..................................................................                     473,130
                                                                                                         ------------
Net assets, at market value .............................................................                $104,990,872
                                                                                                         ============
Net Assets
----------

Net assets consist of:
 Paid-in capital ........................................................................                $ 89,940,360
 Undistributed net investment income (Note 1) ...........................................                     485,050
 Accumulated net realized loss (Notes 1 and 5) ..........................................                  (1,883,459)
 Net unrealized appreciation on investments and covered call options written ............                  16,448,921
                                                                                                         ------------
Net assets, at market value .............................................................                $104,990,872
                                                                                                         ============
Class A Shares
--------------

Net asset value and redemption price per share ($66,919,398 divided by 4,337,797 shares of
 beneficial interest outstanding, no par value) (Notes 1 and 2) ..........................                    $15.43
                                                                                                              ======
Maximum offering price per share (100/95.25 of $15.43)....................................                    $16.20
                                                                                                              ======
Class B Shares
--------------

Net asset value, offering price and redemption price per share ($8,009,683 divided by
 525,596 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ........                    $15.24
                                                                                                              ======
Class C Shares
--------------

Net asset value, offering price and redemption price per share ($30,061,791 divided by
1,973,002 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) .......                    $15.24
                                                                                                              ======

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                            STATEMENT OF OPERATIONS
                                MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Investment Income
-----------------
Income:
 Dividends ...............................................................                  $  1,633,109
 Interest ................................................................                       310,977
                                                                                            ------------
     Total income ........................................................                     1,944,086
Expenses (Notes 1 and 4):
 Management fee ..........................................................    $395,581
 Distribution fee (Class A Shares) .......................................      86,028
 Distribution fee (Class B Shares) .......................................      36,663
 Distribution fee (Class C Shares) .......................................     153,868
 Shareholder servicing fees ..............................................      48,375
 Professional fees .......................................................      37,611
 Custodian/Fund accounting fees ..........................................      35,187
 State/Federal qualification expenses ....................................      21,299
 Reports to shareholders .................................................      12,875
 Trustees' fees and expenses .............................................       5,275
 Insurance expense .......................................................       2,703
 Other ...................................................................         304
                                                                              --------
   Total expenses ........................................................                       835,769
                                                                                            ------------
Net investment income ....................................................                     1,108,317
                                                                                            ------------
Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------

Net realized loss from investment transactions ...........................                    (1,572,913)
Net realized loss from covered call options written (Note 1) .............                      (222,968)
Net increase in unrealized appreciation of investments during the period .                     9,220,877
Net decrease in unrealized appreciation of
 covered call options written during the period ..........................                        (5,293)
                                                                                            ------------
   Net gain on investments ...............................................                     7,419,703
                                                                                            ------------
   Net increase in net assets resulting from operations ..................                  $  8,528,020
                                                                                            ============

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE SIX MONTH
                                                                                          PERIOD ENDED
                                                                                         MARCH 31, 1999    FOR THE YEAR ENDED
                                                                                           (UNAUDITED)     SEPTEMBER 30, 1998
                                                                                        -----------------  ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income ..............................................................    $  1,108,317       $  2,068,519
  Net realized gain (loss) on investment transactions ................................      (1,572,913)         4,966,952
  Net realized gain (loss) from covered call options written .........................        (222,968)           200,372
  Net increase (decrease) in unrealized appreciation of investments
   and covered call options written during the period ................................       9,215,584         (9,184,879)
                                                                                          ------------       ------------
  Net increase (decrease) in net assets resulting from operations ....................       8,528,020         (1,949,036)
                                                                                          ------------       ------------
Distributions to shareholders from:
  Net investment income, Class A Shares, ($.17 and $.32 per share, respectively)......        (759,414)        (1,348,467)
  Net investment income, Class B Shares, ($.12 and $.11* per share, respectively).....         (53,306)           (25,194)
  Net investment income, Class C Shares, ($.12 and $.21 per share, respectively)......        (242,399)          (365,109)
  Net realized gains, Class A Shares, ($.62 and $1.33 per share, respectively)........      (2,792,440)        (5,225,121)
 Net realized gains, Class B Shares, ($.62 per share) ................................        (294,751)                --
  Net realized gains, Class C Shares, ($.62 and $1.33 per share, respectively)........      (1,257,828)        (1,955,616)
Increase (decrease) in net assets from Fund share transactions (Note 2) ..............      (3,170,779)        30,771,013
                                                                                          ------------       ------------
Increase (decrease) in net assets ....................................................         (42,897)        19,902,470
Net assets, beginning of period ......................................................     105,033,769         85,131,299
                                                                                          ------------       ------------
Net assets, end of period (including undistributed net investment income
  of 485,050 and 431,852, respectively) ..............................................    $104,990,872       $105,033,769
                                                                                          ============       ============

----------
* For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       CLASS A SHARES
                                             ------------------------------------------------------------------
                                                 FOR THE
                                                SIX MONTH
                                                  PERIOD                    FOR THE YEARS ENDED
                                                  ENDED                        SEPTEMBER 30,
                                                MARCH 31,    --------------------------------------------------
                                                  1999*
                                               (UNAUDITED)      1998*     1997*      1996      1995      1994
                                             --------------  ---------- --------- --------- --------- ---------
Net asset value, beginning of period .......    $  14.99      $ 16.65    $ 14.67   $ 12.56   $ 11.33   $ 12.28
                                                --------      -------    -------   -------   -------   -------
Income from Investment Operations:
 Net investment Income .....................        0.18         0.36       0.40      0.36      0.27      0.30
 Net realized and unrealized gain (loss)
  on investments ...........................        1.05        (0.37)      3.45      2.35      1.79     (0.09)
                                                --------      -------    -------   -------   -------   -------
 Total from Investment Operations ..........        1.23        (0.01)      3.85      2.71      2.06      0.21
                                                --------      -------    -------   -------   -------   -------
Less Distributions:
 Dividends from net investment income ......       (0.17)       (0.32)     (0.38)    (0.35)    (0.34)    (0.24)
 Distributions from net realized gain
  on investments ...........................       (0.62)       (1.33)     (1.49)    (0.25)    (0.49)    (0.92)
                                                --------      -------    -------   -------   -------   -------
 Total Distributions .......................       (0.79)       (1.65)     (1.87)    (0.60)    (0.83)    (1.16)
                                                --------      -------    -------   -------   -------   -------
Net asset value, end of period .............    $  15.43      $ 14.99    $ 16.65   $ 14.67   $ 12.56   $ 11.33
                                                ========      =======    =======   =======   =======   =======
Total Return(%)(a) .........................        8.43 (b)    (0.34)     29.45     22.26     19.57      1.80
Ratios (%)/ Supplemental Data:
 Operating expenses to average daily
  net assets ...............................        1.30 (c)     1.29       1.34      1.51      1.64      1.64
 Net investment income to average daily
  net assets ...............................        2.34 (c)     2.24       2.65      2.66      4.63      2.62
 Portfolio turnover rate ...................          25 (b)       66         75        75        42        99
 Net assets, end of period ($ millions).....          67           68         65        43        34        33



                                                         CLASS B SHARES
                                             --------------------------------------
                                                 FOR THE
                                                SIX MONTH
                                                  PERIOD
                                                  ENDED
                                                MARCH 31,
                                                  1999*
                                               (UNAUDITED)    1998/double dagger/*
                                             --------------  ----------------------
Net asset value, beginning of period .......    $  14.82          $    15.62
                                                --------          ----------
Income from Investment Operations:
 Net investment Income .....................        0.12                0.19
 Net realized and unrealized gain (loss)
  on investments ...........................        1.04               (0.88)
                                                --------          ----------
 Total from Investment Operations ..........        1.16               (0.69)
                                                --------          ----------
Less Distributions:
 Dividends from net investment income ......       (0.12)              (0.11)
 Distributions from net realized gain
  on investments ...........................       (0.62)                 --
                                                --------          ----------
 Total Distributions .......................       (0.74)              (0.11)
                                                --------          ----------
Net asset value, end of period .............    $  15.24          $    14.82
                                                ========          ==========
Total Return(%)(a) .........................        8.02 (b)           (4.50) (b)
Ratios (%)/ Supplemental Data:
 Operating expenses to average daily
  net assets ...............................        2.05 (c)            2.04 (c)
 Net investment income to average daily
  net assets ...............................        1.60 (c)            1.75 (c)
 Portfolio turnover rate ...................          25 (b)              66
 Net assets, end of period ($ millions).....           8                   6

                                                                     CLASS C SHARES
                                             ---------------------------------------------------------------
                                                 FOR THE
                                                SIX MONTH
                                                  PERIOD                   FOR THE YEARS ENDED
                                                  ENDED                       SEPTEMBER 30,
                                                MARCH 31,    -----------------------------------------------
                                                  1999*
                                               (UNAUDITED)      1998*     1997*      1996     1995/dagger/
                                              ------------    --------   -------   -------    ------------
Net asset value, beginning of period .......    $  14.82      $ 16.49    $ 14.57   $ 12.51     $   11.21
                                                --------      -------    -------   -------     ---------
Income from Investment Operations:
 Net investment Income .....................        0.12         0.25       0.28      0.26          0.18
 Net realized and unrealized gain (loss)
  on investments ...........................        1.04        (0.38)      3.43      2.34          1.28
                                                --------      -------    -------   -------     ---------
 Total from Investment Operations ..........        1.16        (0.13)      3.71      2.60          1.46
                                                --------      -------    -------   -------     ---------
Less Distributions:
 Dividends from net investment income ......       (0.12)       (0.21)     (0.30)    (0.29)        (0.16)
 Distributions from net realized gain
  on investments ...........................       (0.62)       (1.33)     (1.49)    (0.25)           --
                                                --------      -------    -------   -------     ---------
 Total Distributions .......................       (0.74)       (1.54)     (1.79)    (0.54)        (0.16)
                                                --------      -------    -------   -------     ---------
Net asset value, end of period .............    $  15.24      $ 14.82    $ 16.49   $ 14.57     $   12.51
                                                ========      =======    =======   =======     =========
Total Return(%)(a) .........................        8.02 (b)    (1.08)     28.49     21.37         13.18 (b)
Ratios (%)/ Supplemental Data:
 Operating expenses to average daily
  net assets ...............................        2.05 (c)     2.04       2.07      2.13          2.40 (c)
 Net investment income to average daily
  net assets ...............................        1.59 (c)     1.51       1.87      2.05          4.61 (c)
 Portfolio turnover rate ...................          25 (b)       66         75        75            42
 Net assets, end of period ($ millions).....          30           31         21         6             2

-------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
/dagger/ For the period April 3, 1995 (commencement of Class C Shares) to September 30, 1995.
/double dagger/ For the period January 2, 1998 (commencement of Class B
                Shares) to September 30, 1998.
(a)             Does not reflect the imposition of a sales charge.
(b)             Not annualized.
(c)             Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income-Growth Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining to 0% over a six year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the last bid and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

        REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        EXPENSES: The Fund is charged for those expenses that are directly attributable to it, such as management fees, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expenses, etc., are all allocated proportionately among the other Heritage Mutual funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

        STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

        OPTIONS: When the Fund writes a covered call option, the Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. The amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last offering price on the principal exchange on which such option is traded.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

        CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accredited for both tax and financial reporting purposes.

Note 2: FUND SHARES. At March 31, 1999, there was an unlimited number of shares of beneficial interest of no par value authorized.


                                              CLASS A SHARES                CLASS B SHARES               CLASS C SHARES
FOR THE PERIOD ENDED MARCH 31, 1999    ----------------------------- ---------------------------- -----------------------------
                                           SHARES         AMOUNT        SHARES         AMOUNT         SHARES         AMOUNT
(UNAUDITED)                            ------------- --------------- ------------ --------------- ------------- ---------------
     Shares sold .....................     236,420    $  3,580,245      147,360    $  2,225,500       185,887    $  2,794,491
     Shares issued on reinvestment of
       distributions .................     222,372       3,308,440       22,496         331,334        98,463       1,450,272
     Shares redeemed .................    (655,190)     (9,986,177)     (81,287)     (1,223,628)     (375,736)     (5,651,256)
                                          --------    ------------      -------    ------------      --------    ------------
     Net increase (decrease) .........    (196,398)   $ (3,097,492)      88,569    $  1,333,206       (91,386)   $ (1,406,493)
                                                      ============                 ============                  ============
     Shares outstanding:
       Beginning of period ...........   4,534,195                      437,027                     2,064,388
                                         ---------                      -------                     ---------
       End of period .................   4,337,797                      525,596                     1,973,002
                                         =========                      =======                     =========

     Transactions in Class A and C Shares of the Fund during the year ended September 30, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to September 30, 1998, were as follows:


                                                CLASS A SHARES               CLASS B SHARES              CLASS C SHARES
FOR THE YEAR ENDED SEPTEMBER 30, 1998   ------------------------------ -------------------------- ----------------------------
                                            SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                                        ------------- ---------------- -----------  ------------- ------------- --------------
      Shares sold .....................     917,869    $  14,911,435      471,494    $7,619,757     1,149,224    $ 18,505,769
      Shares issued on reinvestment of
       distributions ..................     390,257        6,102,092        1,428        23,670       146,465       2,263,138
      Shares redeemed .................    (654,456)     (10,638,818)     (35,895)     (573,754)     (474,527)     (7,442,276)
                                           --------    -------------      -------    ----------     ---------    ------------
      Net increase ....................     653,670    $  10,374,709      437,027    $7,069,673       821,162    $ 13,326,631
                                                       =============                 ==========                  ============
      Shares outstanding:
       Beginning of year ..............   3,880,525                            --                   1,243,226
                                          ---------                       -------                   ---------
       End of year ....................   4,534,195                       437,027                   2,064,388
                                          =========                       =======                   =========

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 3: PURCHASES AND SALES OF SECURITIES. For the six month period ended March 31, 1999, purchases and sales of investment securities (excluding repurchase agreements) aggregated $25,281,057 and $31,727,796, respectively. Agency brokerage commissions for the same period aggregated $91,601, of which $3,198 was paid to Raymond James & Associates, Inc.

        Transactions in covered call options written on equity securities were as follows:

                                                NUMBER OF       PREMIUMS
                                                CONTRACTS       RECEIVED
                                               ===========   =============
    Outstanding September 30, 1998 .........         440      $  195,233
     Written ...............................       2,411         821,529
     Closed.................................      (1,634)       (582,422)
     Exercised .............................        (492)       (205,738)
     Expired ...............................        (525)       (137,395)
     Corporate Actions .....................         110              --
                                                  ------      ----------
    Outstanding March 31, 1999 .............         310      $   91,207
                                                  ======      ==========

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT,
        FUND ACCOUNTING AND TRUSTEES FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets, and 0.60% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Pursuant to the current registration statement, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.35% of the Class A Share average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of that classes' average daily net assets for the fiscal year ending September 30, 1999. Under these agreements, no fees were waived and no expenses were reimbursed for the six month period ended March 31, 1999.


        The Manager has entered into an agreement with Eagle Asset Management, Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the six month period ended March 31, 1999, the Subadviser earned $197,790 for subadviser fees, which was paid by the Manager.

        The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of March 31, 1999 was $24,600. In addition, the Manager performs Fund accounting services and charged $24,263 during the current period of which $11,700 was payable as of March 31, 1999.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $68,508 in front-end sales charges for Class A Shares, $22,181 in contingent deferred sales charges for Class B Shares and $10,337 in contingent deferred sales charges for Class C Shares for the six month period ended March 31, 1999. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to .25% of the average daily net assets for Class A Shares. The Class B and Class C Share Distribution Plans provide for payments at an annual rate of up to 1.00% of average daily net assets for Class B and Class C Shares, respectively. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies that are also advised by the Manager of the Trust (collectively called the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each of the Heritage mutual funds.

Note 5: FEDERAL INCOME TAXES. For the year ended September 30, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to distributions from Real Estate Investment Trusts, the Fund charged undistributed net investment income $134,591, and credited paid in capital $17,809 and accumulated net realized gain $116,782.

HERITAGE FAMILY OF FUNDS (TM)
FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH

HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE STOCK FUNDS
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Value Equity

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

Copyright 1999 Heritage Asset Management, Inc.

8M
AR5315S IG  03/99

{LOGO]    Heritage Income-Growth Trust
          P.O. Box 33022
          St. Petersburg, FL  33733
--------------------------------------------------------------------------------
     ADDRESS SERVICE REQUESTED